UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 6, 2014

Compressco Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 Park Avenue, Suite 1200
Oklahoma City, Oklahoma 73102
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (405) 677-0221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2014, Compressco Partners, L.P. (the “Partnership”) issued a press release announcing its financial results for the quarter ended March 31, 2014. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 2.02 and in Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

The Partnership has included in the press release financial measures that are prepared in accordance with generally accepted accounting principles, or “GAAP.” To help understand the Partnership’s past financial performance and future results, the Partnership has supplemented the financial results that it provides in accordance with GAAP included in the press release with disclosures concerning EBITDA, distributable cash flow, and distribution coverage ratio, which are non-GAAP financial measures. The methods the Partnership uses to produce these non-GAAP financial measures may differ from the methods used by other companies. EBITDA, distributable cash flow, and distribution coverage ratio are not measures of financial performance under GAAP and the Partnership’s reference to these non-GAAP financial measures should be considered in addition to results that are prepared under GAAP and should not be considered substitutes for financial results that are presented as consistent with GAAP. The Partnership’s management uses supplemental non-GAAP financial information internally to understand, manage, and evaluate the Partnership’s business, to make operating decisions, and for planning and forecasting purposes. Reconciliations to the nearest GAAP financial measures of the non-GAAP financial measures are included in the press release attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 6, 2014, Geoffrey M. Hertel retired as Chairman and as a member of the Board of Directors of Compressco Partners GP Inc. (the “Board of Directors”), the general partner of the Partnership (the “General Partner”). Also on May 6, 2014, the sole shareholder of the General Partner appointed Stuart M. Brightman, a currently-serving director, as Chairman of the Board, and appointed Paul D. Coombs as a member of the Board of Directors to fill the vacancy created by Mr. Hertel’s retirement.

Paul D. Coombs, 58, has served as a member of the board of directors of TETRA Technologies, Inc. (“TETRA”), the indirect owner of our General Partner, since June 1994. Mr. Coombs has served as a member of the nominating and corporate governance committee of TETRA’s board of directors since July 2012. From April 2005 until his retirement in June 2007, Mr. Coombs served as TETRA’s Executive Vice President of Strategic Initiatives, and from May 2001 to April 2005, as TETRA’s Executive Vice President and Chief Operating Officer. From January 1994 to May 2001, Mr. Coombs served as TETRA’s Executive Vice President - Oil & Gas, from 1987 to 1994 he served as Senior Vice President - Oil & Gas, and from 1985 to 1987, as TETRA’s General Manager - Oil & Gas. Mr. Coombs is presently a director and serves on the audit and corporate governance committees of the board of directors of Balchem Corporation, a public company that is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

Mr. Coombs’ compensation for his services as a director will be consistent with that of the General Partner’s other non-employee directors as described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 14, 2014.

There are no arrangements or understandings between Mr. Coombs and any other person pursuant to which he was appointed as a director. Neither the Partnership nor the Board of Directors is aware of any transaction in which Mr. Coombs has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Board of Directors has determined that Mr. Coombs is independent under the rules of the NASDAQ stock market as well as applicable rules and regulations adopted by the Securities and Exchange Commission. At this time, it is not contemplated that Mr. Coombs will be appointed to any committee of the Board of Directors.

Mr. Coombs will be indemnified by the General Partner pursuant to the Certificate of Incorporation and Bylaws of the General Partner and by the Partnership pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership for actions associated with being a director. In addition, the Partnership also entered into an Indemnification Agreement with Mr. Coombs dated May 7, 2014, which provides for indemnification to the fullest extent permitted under the First Amended and Restated Agreement of Limited Partnership and Delaware law. The Indemnification Agreement provides for indemnification of expenses, liabilities, judgments, fines, and amounts paid in settlement in connection with proceedings brought against Mr. Coombs as a result of his service as a director. The Indemnification Agreement is the same form the Partnership offers to its directors and executive officers and a copy of the form of the Indemnification Agreement is filed as Exhibit 10.5 to the Partnership’s Registration Statement on Form S-1/A (Registration No. 333-155260) filed on May 27, 2011 and incorporated in this Item 5.02 by reference. In addition, Mr. Coombs, in his capacity as a director of TETRA, has executed an indemnification agreement with TETRA that is substantially similar to the indemnification agreement executed by Mr. Coombs in connection with his appointment to the Board of Directors.

A copy of the press release announcing Mr. Hertel’s retirement, Mr. Brightman’s appoint as Chairman of the Board of Directors, and Mr. Coombs’ appointment to the Board of Directors is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 8, 2014, issued by Compressco Partners, L.P.
99.2	Press Release, dated May 8, 2014, issued by Compressco Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compressco Partners, L.P.
By:	Compressco Partners GP Inc., its general partner
By:	/s/Ronald J. Foster
Ronald J. Foster
President
Date: May 8, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 8, 2014, issued by Compressco Partners, L.P.
99.2	Press Release, dated May 8, 2014, issued by Compressco Partners, L.P.

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